Guided Ablation Therapy for Cardiac Arrhythmias Exhibit 99.2

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Investment Highlights 3 1 2 3 4 5 6 7 8 Paradigm-shifting ablation guidance technology, future in electroporation Pure-play electrophysiology company / Comprehensive, differentiated portfolio Large, growing and underpenetrated market Efficient commercial model and access to labs Global presence via marketing alliance with Biotronik Established and attractive reimbursement Robust patent portfolio Highly experienced management team

ACUTUS MEDICAL

Global Electrophysiology (“EP”) Ablation Market

~$5.7 Billion

~1.1 million ablation procedures

Global 2019 EP ablation supplies market [1][2]

~13%

Annual growth rate of ablation procedures worldwide since 2016 [1]

Key drivers of the arrhythmia epidemic

- Progressive disease, function of aging
- Western lifestyle
- Increasing utilization of self monitoring devices
- Well established reimbursement in developed markets

(1) Based on internal Company estimate
(2) Market size reflects disposable products

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5 Attractive ~$5.7bn market for electrophysiology products that has grown ~13% annually since 2016 (1) (2) Based on internal Company estimates Market size reflects disposable products Difficult to map Long and unpredictable procedures (2-6hrs) Patients often need a repeat procedure Current market challenges Often unable to locate the source of arrhythmia Current technologies cannot address 40-60% of SVT patients who also have AF (1) Unstable and aggravated by contact with the ventricular wall Long and unpredictable procedures (2-6hrs) Atrial Fibrillation (AF) Supraventricular Tachycardias (SVTs) 2019 prevalence (1) Number of procedures in 2019 (1) 2019 market size (1)(2) 30.0mm 475,000 $3.4bn 17.1mm 516,000 $1.7bn 5.5mm 90,000 $0.6bn ~52.6mm ~1,081,000 ~$5.7bn Global Electrophysiology (“EP”) Ablation Market

ACUTUS MEDICAL

Efficient, Effective Treatment of Complex Arrhythmias Remains Elusive

Persistent Atrial Fibrillation Example

Lack of Progress, Standardization

- No real improvement in outcomes for decades (Persistent AF) [1]
- No agreement on best ablation strategies
- Industry still looking for answers

Patients

- High therapy failure rates
- ~50% of ablations for Persistent AF result in recurrence within 12 months [2]

Providers

- Antiquated platforms not able to diagnose unstable arrhythmias
- Long procedures with unpredictable durations
- Physical toll on physicians

Payors

- High cost of retreatment procedures
- High cost of hospitalization from complications
- Drug therapy → low success rates and increased risk of adverse side effects [1]

(1) Based on internal Company estimates
(2) Kornej et al. Time-dependent prediction of arrhythmia recurrences during long-term follow-up in patients undergoing catheter ablation of atrial fibrillation: The Leipzig Heart Center AF Ablation Registry. Published online www.nature.com/scientificreports.

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Our Vision – Lead the Field of Guided Ablation Therapy for Cardiac Arrhythmias Comprehensive Suite of Highly Differentiated Products for EP 7 * Partnerships Ϯ Development, not currently marketed

  Acutus’ Guided Ablation Therapy Platform Whole Heart Chamber Mapping in Under 3 Minutes 8

Whole-Chamber Views of Complex Rhythms in Under 3 Minutes Full Function System -- Individualized for Physicians and Patients 9 Ultrasound Anatomy Vein Build Tool SuperMap Automated Processing Isochronal Local Activation Time Map Propagation History Map Conventional Contact Map

Why Is the Market Less Than 5% Penetrated? (1) How and Where Acutus Can Add Value / Solve Problems 10 Atrial Fibrillation Supraventricular Tachycardias (1) Based on internal Company estimates (2) AcQMap catheter is not currently indicated for use in the ventricle Percentages above based on company estimates of ~1,081k WW electrophysiology procedures in 2019 including 475k atrial fibrillation procedures (of which 53% were for paroxysmal atrial fibrillation, 33% were for persistent atrial fibrillation and 14% were for long-standing persistent atrial fibrillation), 516k SVT procedures and 90k VT procedures

ACUTUS MEDICAL

Acutus Comparative Outcomes for *Persistent AF**

Meaningful Clinical Improvement vs. Stagnant Standard of Care

Variable	Acutus UNCOVER AF 12M [1] N = 127	Biosense PRECEPT 15M [2] N = 381	AtriCure CONVERGE *Endo Only* 12M [3] N = 51	AtriCure CONVERGE *Convergent* 12M [3] N = 102	Abbott STAR AF II PVI 12M [4] N = 61	Abbott STAR AF II PVI + CFAE 12M N = 244	Abbott STAR AF II PVI + Lines 12M N = 244
	Circulation: Arrhythmia and Electrophysiology						
Patient Population	Persistent AF	Persistent AF	Persistent & Long-Standing Persistent AF		Persistent AF		
Re-ablation allowed in "blanking period"	**None**	3 - 6 Months	None	None	3 Months	3 Months	3 Months
Freedom from AF > 30 s **after one procedure**, with or without AAD	**73%**	NR	51%	71%	61%	54%	50%
Freedom from AF > 30 s **after multiple procedures**, with or without AAD*	**93%**	NR	NR	NR	79%	70%	70%
Freedom from AF/AT/AFL > 30 s **after one procedure**, with or without AAD	**69.2%**	61.7%	49%	65.7%	52%	48%	44%

UNCOVER AF (AcQMap): We believe fundamentally different mapping approach & therapy strategy (non-contact mapping & map/treat/re-map strategy) leads to improved success rates

1: Willems et al; Charge Density Mapping for Atrial Fibrillation: *Circ Arrhythm Electrophysiol.* 2019;12:e007233.
2: Mansour M, et. al; Persistent atrial fibrillation ablation with contact force sensing catheter: The prospective multicenter PRECEPT Trial. *JACC: Clinical Electrophysiology* (2020)
3: De Lurgio D et. al; Hybrid Convergent Procedure: Epicardial and Endocardial Ablation for the Treatment of Persistent Atrial Fibrillation -CONVERGE Randomized Controlled Clinical Trial Results, HRS Late-Breaking Clinical Trials (2020)
4: Verma A, et al; Approaches to Catheter Ablation for Persistent Atrial Fibrillation N Engl J Med 2015;372:1812-22. Estimated from KM curve data available in NEJM
*Outcome comparisons are difficult due to difference in the detailed effectiveness outcome definitions
NR = Not Reported

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Acutus in Atrial Tachycardia ”Safe, Fast and Feasible” Atrial tachycardias (AT) can be observed following up to 25%[1-5] of AF ablation procedures Prior studies have reported average procedure times of 4-7 hours6 in follow-up ablation procedures to remedy these tachycardias In a “first use” study published in the Journal of Interventional Cardiac Electrophysiology, the Acutus SuperMap algorithm was used in 7 consecutive AT patients to successfully identify and ablate ALL areas of clinical significance7 Mean procedure time was 56.4 minutes (+/- 12.1 minutes)7 12 1. Calkins H. The dynamic substrate for atrial fibrillation: can we identify it and is it of clinical importance? JACC: ClinElectrophysiol. 2017. https://doi.org/10.1016/j.jacep.2016.12.003. 2. Gerstenfeld EP, Callans DJ, Dixit S, Russo AM, Nayak H, Lin D, et al. Mechanisms of organized left atrial tachycardias occurring after pulmonary vein isolation. Circulation. 2004;110(11):1351–7. https://doi.org/10.1161/01.CIR.0000141369.50476.D3. 3. Wasmer K, Mönnig G, Bittner A, Dechering D, Zellerhoff S, Milberg P, et al. Incidence, characteristics, and outcome of left atrial tachycardias after circumferential antral ablation of atrial fibrillation. Heart Rhythm. 2012. https://doi.org/10.1016/j.hrthm.2012.06.007. 4. Chugh A, Oral H, Lemola K, Hall B, Cheung P, Good E, et al. Prevalence, mechanisms, and clinical significance of macroreentrant atrial tachycardia during and following left atrial ablation for atrial fibrillation. Heart Rhythm. 2005. https://doi.org/10.1016/j.hrthm.2005.01.027. 5. Saghy L, Tutuianu C, Szilagyi J.Atrial tachycardias following atrial fibrillation Ablation. Curr Cardiol Rev. 2014;11(2):149–56. https://doi.org/10.2174/1573403X10666141013122400. 6. Jaïs P, Shah DC, Haïssaguerre M, Hocini M, Peng JT, Takahashi A, et al. Mapping and ablation of left atrial flutters. Circulation. 2000. https://doi.org/10.1161/01.CIR.101.25.2928. 7. Ramak R, Chierchia GB, Paparella G, Monaco C, Miraglia V, Cecchini F, et al. Novel noncontact charge density map in the setting of post-atrial fibrillation atrial tachycardias: first experience with the Acutus SuperMap Algorithm. JICE. 2020. https://doi.org/10.1007/s10840-020-00808-9. The authors concluded that SuperMap proved “safe, fast and feasible in identifying and guiding ablation in the setting of regular atrial tachycardias following index AF Ablation7” Case Example: Procedure Time 48 minutes Post-ablation patient was non-inducible Earliest breakout Ablation Termination

Our Comprehensive Portfolio and Partnerships 13 * Partnerships Ϯ Development, not currently marketed

ACUTUS MEDICAL

Comprehensive, Differentiated Therapy Portfolio

AcQBlate Force-Sensing Ablation Catheter and System

First and only commercially available irrigated force-sensing catheter in the market featuring a Gold Tip Electrode


AcQBlate Gold Flutter
AcQBlate Gold EvenTemp


AcQBlate® FORCE


Qubic RF (1)
Qiona Pump (1)


Optical temperature sensor mitigates false force readings during RF ablation

All Ablation Catheters and Electronic Components CE Marked

Ablation Catheters and Electronic Components Commencing IDE trials in 1H 2021


ACQBLATE™ FORCE
SENSING ABLATION SYSTEM
ACUTUS™
MEDICAL

AcQBlate FORCE RF capable today -- designed for Pulsed Field Ablation compatibility (timing TBD)

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15 Innovation Pipeline: Pulsed Field Ablation Pulsed Field Ablation is a promising new energy modality under investigation for cardiac ablations Conduction blocked at PFA Line This presentation may include products not yet for sale in the U.S. What is it? Sequence of very short duration high voltage pulses that selectively kill tissue by irreversible electroporation delivered catheter Advantages Safety Ablation is non-thermal Traditional ablation relies of extreme heat (RF) or extreme cold (Cryo) to kill tissue Selectively destroys cardiac cells No / low risk of destroying tissue outside the heart (esophagus, nerves, etc.) Speed Creates complete and durable lesions in milliseconds RF ablations take 5 to 30 seconds per lesion and Cryo ablations take 3 to 4 minutes Acutus’ Program We are developing flexible energy generators and a portfolio of electroporation-capable ablation catheters Single generator for both RF and Pulsed Field Ablation Force sensing, irrigated, gold-tip ablation catheter capable of delivering both pulsed field and RF energies Acutus pulsed field ablation program is in early stages of development with promising pre-clinical results Electroporation lesions with force sensing, irrigated, gold-tip ablation catheter (Preclinical data, porcine model) Contact voltage map at index PFA procedure and non-contact activation maps created at 14-day follow-up demonstrating lesion durability in a porcine model. Photomicrograph showing selective cardiac cell ablation

Broad, Differentiated Left Heart Access Product Line 16 Patient Safety & Physician Confidence Spring-tensioned safety needle, reduces risk to patient as well as staff Length-matched needle to introducer locks together for control & ease of use Enhanced Procedural Efficiency Reduced need for wire exchanges, facilitates repositioning For use mechanically or with RF energy Addresses Multiple Significant High Growth Markets All left-sided EP ablations Structural heart procedures – including LAA and Mitral Repair

Acutus / Biotronik International Alliance for EP 17 Global Reach in Developed Markets Acutus to sell its core mapping, ablation, and accessory products and private (Acutus) labeled products manufactured by Biotronik Same as above, but private (Acutus) labeled products manufactured by Biotronik distribution rights to be phased in over time Biotronik to sell Acutus’ core mapping, ablation and accessory products under private (Biotronik) label Not yet assigned Each company will have a full EP portfolio in its market Mapping system + access + diagnostic + therapeutic catheters Expect to obtain access to Biotronik’s digital infrastructure Real-time case monitoring and review Remote system diagnostics / software push Expected to enable bundling of ablation/CRM product lines OUS Full Portfolio Digital Connectivity CRM Leverage Strategic Highlights

Acutus’ guided ablation therapy platform fully integrated with the Stereotaxis EP robot Synchronized anatomy rotation between robotics and imaging system Allows precise targeting of pulmonary vein and non-pulmonary vein triggers Stereotaxis® Robot Integration and Partnership 18

Have a favorite? Go ahead and use it! Innovative Health® Partnership 19 This presentation may include products not for sale in the U.S. This presentation contains products that are not manufactured by Acutus Medical Acutus has partnered with Innovative Health to bring 28+ reprocessed catheters to our open platform More clearances for EP devices than any other reprocessing company The more devices are cleared, the higher the hospital savings Constant flow of new clearances ensures constant growth in reprocessing savings

Pure Play, Stand-Alone EP Company Approved, highly differentiated products in many categories 20 (1) Anticipated timing (Future availability timelines are estimates subject to risks and uncertainties. See “Risk Factors” in the public filings.)

Model and Key Revenue Drivers Up to $10K (1) revenue potential for disposables / procedure 21 X X (1) Based on internal Company estimates

Continue installed base build Drive adoption and incremental revenue per case via: Successful product launches of additional/improved accessory products. Launches planned for first half of 2021 include: Force Sensing Ablation system in (CE markets only) Improved patch kits Expanded left heart access line (septal crossing line expansion and new sheaths) Gen 2 basket mapping catheter Expanded capabilities and integration with Stereotaxis robot Conventional diagnostic catheters Continue to hire and intensively train the best therapy specialists and reps in the EP industry Key papers accepted and published in persistent AF, redo AF, atrial tachycardia Continued commercial momentum with Biotronik global marketing alliance, Stereotaxis partnership and build momentum with Innovative Health Partnership in reprocessing Commence US IDE trials for ablation system in Atrial Flutter and Paroxysmal and Persistent Atrial Fibrillation Complete First in Man and commence Pilot Trial for Pulsed Field Ablation and specialized VT mapping catheter Top Priorities for 2021 22

Thank you for your time! 23